SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 30, 2005

(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19133	75-2237318

(Commission File Number)	(IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011

(Address of principal executive offices, including zip code)

(817) 460-3947

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events

First Cash Financial Services, Inc. has issued a press release to announce plans to offer a new credit services product to customers in its Texas markets.  The Company also reaffirmed its original earnings per share guidance for 2005, additionally noting that it is likely that earnings will be in the upper half of the previously forecast range.  The Company’s press release dated June 30, 2005 announcing the new product and earnings guidance is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 8.01.

The information provided in this Item 8.01 shall not be deemed “filed” for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2005	FIRST CASH FINANCIAL SERVICES, INC.

(Registrant)

/s/ R. DOUGLAS ORR

R. Douglas Orr
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated June 30, 2005.